UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016 (May 26, 2016)

AMSURG CORP.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-36531	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1A Burton Hills Boulevard
Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

As further discussed below in Item 5.07, AmSurg Corp. (the "Company") held its annual meeting of shareholders (the "Annual Meeting") on May 26, 2016. At the Annual Meeting, the shareholders of the Company approved the Amended and Restated AmSurg Corp. 2014 Equity and Incentive Plan (the "Plan"). The Plan, effective as of May 26, 2016, increases the number of shares that may be awarded by the Company from 1,200,000 to 3,200,000. A description of the Plan was included as part of "Proposal 3 - Approval of the Amended and Restated AmSurg Corp. 2014 Equity and Incentive Plan" in the Company's Proxy Statement that was filed with the Securities and Exchange Commission on April 22, 2016 and is incorporated herein by reference. The Plan is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, James A. Deal, Steven I. Geringer and Claire M. Gulmi were elected as Class I directors to hold office for a term of three years and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the shareholders (i) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement, (ii) approved the Plan and (iii) ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

The final voting results of each proposal are set forth below.

(1)	Election of three directors in Class I for a term of three years and until their successors are duly elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON VOTES
Class I
James A. Deal	47,711,573	992,068	12,759	3,270,648
Steven I. Geringer	48,526,096	177,002	13,302	3,270,648
Claire M. Gulmi	42,881,527	5,822,069	12,804	3,270,648

In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.

(2)	Approval, on an advisory basis, of the Company's executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
38,102,798	10,594,571	19,031	3,270,648

(3)	Approval of the Amended and Restated AmSurg Corp. 2014 Equity and Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
47,474,990	1,224,471	16,939	3,270,648

(4)	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
49,956,663	2,022,142	8,243	—

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are filed as part of this report:

Exhibit 10.1 The Amended and Restated AmSurg Corp. 2014 Equity and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi
Claire M. Gulmi

Executive Vice President and Chief Financial Officer
(Principal Financial and Duly Authorized Officer)

Date:    May 27, 2016

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	The Amended and Restated AmSurg Corp. 2014 Equity and Incentive Plan